SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 20, 1997

                          BROOKS FIBER PROPERTIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                                     0-28036
--------------------------------------------------------------------------------
                            (Commission File Number)

                                   43-1656187
--------------------------------------------------------------------------------
                     (I.R.S. Employer Identification Number)

425 Woods Mill Road South, Suite 300, St. Louis, Missouri                 63017
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                      (Zip Code)

              Registrant's telephone number, including area code:
                                 (314) 878-1616

ITEM 5. OTHER EVENTS.

(a) On June 20, 1997, Brooks Fiber Properties, Inc., a Delaware corporation (the "Registrant"), entered into a commitment letter with Goldman, Sachs Credit Partners L.P. (the "Commitment Letter") to obtain financing for its and its subsidiaries operations and capital expenditures. The Commitment Letter contemplates that the Registrant will establish secured revolving credit facilities of $250 million, consisting of a $160 million secured revolving credit facility and $90 million secured revolving purchase money facility. The proceeds of the facilities would be used to finance capital expenditures and working capital, to provide purchase money financing for the acquisition, construction or improvement of telecommunications assets and for other general corporate purposes of the Registrant and its subsidiaries.

(b) On June 24, 1997, the Registrant completed the purchase of 50,000 Units consisting of $50,000,000 aggregate principal amount of the 13 1/2% Senior Notes due June 24, 2004 (the "Notes") of Verio Inc., a Delaware corporation ("Verio"), and warrants (the "Warrants") to acquire 704,160 shares of Verio's common stock, par value $0.001 per share (the "Common Stock"), in a private sale exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), from Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lazard Freres & Co. in accordance with Rule 144A of the Act.

    As of June 24, 1997, the Registrant also owned 1,666,667 shares of Verio's Series A Preferred Stock, par value $0.001 per share, 2,500,000 shares of Verio's Series B Preferred Stock, par value $0.001 per share, and 498,304 shares of Verio's Series C Preferred Stock, par value $0.001 per share, all of which shares are convertible, on a one-for-one basis, into shares of Common Stock.

    A copy of the Registrant's press release dated June 27, 1997, with respect to the transaction described above, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                         Description of Exhibit
-----------  -------------------------------------------------------------------

99.1         Press Release of the Registrant dated June 27, 1997.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BROOKS FIBER PROPERTIES, INC.

Date: June 27, 1997                     By:  David L. Solomon
                                             -----------------------------------
                                             David L. Solomon
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)

                                  EXHIBIT INDEX

Exhibit No.                         Description of Exhibit
-----------  -------------------------------------------------------------------

99.1         Press Release of the Registrant dated June 27, 1997.

                                        4